UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 20, 2008
Date of Report (Date of earliest event reported)

BODYTEL SCIENTIFIC INC.
(Exact name of registrant as specified in its charter)

Nevada	98-0461698
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4720 Salisbury Road, Suite 72 Jacksonville, Florida 32256
(Address of principal executive offices) (zip code)

904-305-8634
(Registrant’s telephone number, including area code)

One Independent Drive, Suite 1701, Jacksonville, FL
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Principal Officers

On August 20, 2008, Lawrence Rosenfeld gave notice of his resignation as a member of the board of directors of BodyTel Scientific Inc. (the “Company”), effective August 20, 2008. Mr. Rosenfeld's resignation is not due to any disagreement with the Company.

On August 22, 2008, Paul Barry gave notice of his resignation as a member of the board of directors of the Company, effective August 22, 2008. Mr. Barry's resignation is not due to any disagreement with the Company. Upon Mr. Barry's resignation, Bridge Capital, LLC is no longer represented on the board of BodyTel.

Item 9.01. Financial Statements and Exhibits

The following exhibits are being filed with this report:

Exhibit No.	Description
Exhibit 99.1.	Resignation letter of Lawrence Rosenfeld, dated August 20, 2008.
Exhibit 99.2	Resignation letter of Paul Barry, dated August 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODYTEL SCIENTIFIC INC.
Date: August 22, 2008
	By:	/s/ Stefan Schraps
Stefan Schraps
President